This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Deutsche Bank Securities Inc. and ABN AMRO Incorporated Underwriters (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS


Loan
Number          Property Name                                    Street Address                            City
------------------------------------------------------------------------------------------------------------------------------
940951446       Signature Ridge Apartments                     3711 Medical Drive                       San Antonio
940951393       The Las Ventanas Apartments                     13333 West Road                           Houston
DBM21589        Courtney Village                           4848 East Roosevelt Street                     Phoenix
940951430       The Bridges of Eldridge Apartments           2250 Eldridge Parkway                        Houston
DBM21484        Elizabeth Multifamily Portfolio                     Various                              Elizabeth
DBM21484-1      610 Salem Avenue                                610 Salem Avenue                         Elizabeth
DBM21484-2      470 Jefferson Avenue                          470 Jefferson Avenue                       Elizabeth
DBM21484-3      1013 North Broad Street                     1013 North Broad Street                      Elizabeth
DBM21484-4      1108 Anna Street                                1108 Anna Street                         Elizabeth
DBM21484-5      541 & 567 Walnut Street                     541 & 567 Walnut Street                      Elizabeth
DBM21484-6      471 Madison Avenue                             471 Madison Avenue                        Elizabeth
DBM21568        Willamette Estates                           3900 Santiam Pass Way                         Salem
940951462       Mission Collin Creek Apartments              2301 Pebble Vale Drive                        Plano
DBM21784        Meridian Place Apartments                   2000 North Meridian Road                    Tallahassee
DBM21698        Shamrock Apartments                           5150 16th Avenue SW                      Cedar Rapids
940951438       Lexington on Mallard Creek                  6001 Bennettsville Lane                      Charlotte
940951432       Newport Apartments                            6100 SW 45th Avenue                        Amarillo
DBM21604        Edgewood Hill Apartments                   1730 Edgewood Hill Circle                    Hagerstown
940951412       Piccadilly Apartments                      2220 Southwest 34th Street                   Gainesville
940951278       Berkley West Apartments                        800 Daphia Circle                       Newport News
940951280       Paula Marie Village Apartments                100 Martha Lee Drive                        Hampton
DBM21804        30 East 65th Street                           30 East 65th Street                        New York
04-11-055       Summit View Apartments                          2670 Lehman Road                        Cincinnati
DBM20739        Moors Landing Apartments                       294 Merion Avenue                  Carneys Point Township
04-10-018       Elm Farm MHP                                   3625 Elm Farm Road                       Woodbridge
940951413       Point West Apartments                      500 Southwest 34th Street                    Gainesville
04-12-032       Chesterville Gardens Apartments              573 Chesterville Road                        Tupelo
DBM22122        Haywood Meadows Town Homes                     318 Faulkner Drive                        Nashville
04-04-136       Village Place Apartments                       119 1st Avenue NE                          Buffalo
04-09-028       Sterling Pointe Apartments                 191 Piedmont Airline Road                     Goldsboro
04-10-032       Bailey MHP                                     3012 Johnson Road                        Huntsville
04-08-062       Ridgecrest MHC                                733 Cliffview Drive                         Dallas
04-11-023       The Fountains MHP                            100 Morningside Drive                     Port Clinton
880244809       Hunters Chase Apartments                      805 Old Albany Road                       Thomasville
04-12-023       Summer Place Apartments                       5121 Garfield Avenue                      Sacramento
04-10-103       Hardaway Square Apartments                     3711 Armour Avenue                        Columbus
04-09-035       Post Falls Chateau Apartments              3517-3539 E. Second Avenue                   Post Falls
04-10-079       Hickory Grove Apartments                     4300 West Gifford Road                     Bloomington
880244262       Williams Trace Apartment Community            100 East 22nd Street                        Cameron
04-12-054       Rolling Hills MHC                                 1173 Route 5                           Elbridge
04-12-018       Butternut Creek MHC                           801 Packard Highway                        Charlotte
04-10-046       Casa Del Sol Mobile Home & RV               400 North Val Verde Road                       Donna
------------------------------------------------------------------------------------------------------------------------------


Loan                                                                                                             Initial Pool
Number              County                State          Zip Code             Property Type                      Balance ($)
------------------------------------------------------------------------------------------------------------------------------------
940951446            Bexar                 TX              78229               Multifamily                      36,400,000.00
940951393           Harris                 TX              77041               Multifamily                      26,200,000.00
DBM21589           Maricopa                AZ              85008               Multifamily                      22,924,215.00
940951430           Harris                 TX              77077               Multifamily                      20,700,000.00
DBM21484             Union                 NJ              Various             Multifamily                      15,250,000.00
DBM21484-1           Union                 NJ               7208               Multifamily
DBM21484-2           Union                 NJ               7201               Multifamily
DBM21484-3           Union                 NJ               7208               Multifamily
DBM21484-4           Union                 NJ               7201               Multifamily
DBM21484-5           Union                 NJ               7201               Multifamily
DBM21484-6           Union                 NJ               7201               Multifamily
DBM21568            Marion                 OR              97305               Multifamily                      14,250,000.00
940951462           Collin                 TX              75075               Multifamily                      13,600,000.00
DBM21784             Leon                  FL              32303               Multifamily                      11,800,000.00
DBM21698             Linn                  IA              52404               Multifamily                       9,600,000.00
940951438         Mecklenburg              NC              28262               Multifamily                       9,300,000.00
940951432           Randall                TX              79109               Multifamily                       8,200,000.00
DBM21604          Washington               MD              21740               Multifamily                       7,492,617.29
940951412           Alachua                FL              32608               Multifamily                       6,966,491.93
940951278        Isle of Wight             VA              23601               Multifamily                       6,560,000.00
940951280           Hampton                VA              23666               Multifamily                       6,400,000.00
DBM21804           New York                NY              10021           Multifamily (Co-op)                   6,000,000.00
04-11-055          Hamilton                OH              45204               Multifamily                       5,920,000.00
DBM20739             Salem                 NJ               8069               Multifamily                       5,100,000.00
04-10-018       Prince William             VA              22192          Manufactured Housing                   4,995,419.83
940951413           Alachua                FL              32608               Multifamily                       4,577,980.41
04-12-032             Lee                  MS              38801               Multifamily                       3,994,444.08
DBM22122           Davidson                TN              37211               Multifamily                       3,200,000.00
04-04-136           Wright                 MN              55313               Multifamily                       3,046,975.74
04-09-028            Wayne                 NC              27534               Multifamily                       2,172,946.54
04-10-032           Madison                AL              35805          Manufactured Housing                   2,003,208.74
04-08-062           Dallas                 TX              75217          Manufactured Housing                   2,000,000.00
04-11-023           Ottawa                 OH              43452          Manufactured Housing                   1,855,000.00
880244809           Thomas                 GA              31792               Multifamily                       1,798,874.56
04-12-023         Sacramento               CA              95841               Multifamily                       1,498,467.93
04-10-103          Muscogee                GA              31908               Multifamily                       1,396,653.55
04-09-035          Kootenai                ID              83854               Multifamily                       1,340,000.00
04-10-079           Monroe                 IN              47403               Multifamily                       1,325,000.00
880244262            Milam                 TX              76520               Multifamily                       1,196,864.00
04-12-054           Onodaga                NY              13060          Manufactured Housing                   1,140,000.00
04-12-018            Eaton                 MI              48813          Manufactured Housing                   1,074,123.01
04-10-046           Hidalgo                TX              78537          Manufactured Housing                     897,020.51
-----------------------------------------------------------------------------------------------------------------------------------


                  Initial                                                            Studio (1)                  1 Bedroom (1)
Loan             Pool Balance                                                               Avg Rent                      Avg Rent
Number        Per Unit or Pad ($)         Utilities paid by Tenant              # Units    per mo. ($)      # Units      per mo. ($)
-----------------------------------------------------------------------------------------------------------------------------------
940951446          59,477.12                 Electricity, Water                                                348          710
940951393          69,680.85             Electricity, Water, Sewer                                             180          751
DBM21589           62,294.06           Electricity, Gas, Water, Sewer                                          116          761
940951430          76,666.67                 Electricity, Water                                                 96          895
DBM21484           53,135.89                  Electricity, Gas                    51                           169          664
DBM21484-1                                    Electricity, Gas                    12                            45          679
DBM21484-2                                    Electricity, Gas                     5                            23          696
DBM21484-3                                    Electricity, Gas                    20                            24          644
DBM21484-4                                    Electricity, Gas                                                  41          643
DBM21484-5                                    Electricity, Gas                    13                            21          676
DBM21484-6                                    Electricity, Gas                     1                            15          647
DBM21568           80,056.18                 Electricity, Water                   56                            74          666
940951462          43,312.10       Electricity, Water, Sewer, Trash, Gas                                       224          669
DBM21784           50,862.07                 Electricity, Water                                                 56          623
DBM21698           24,615.38                 Electricity, Water                                                364          347
940951438          38,750.00                    Electricity                                                    120          542
940951432          37,962.96                  Electricity, Gas                                                 144          486
DBM21604           68,114.70                  Electricity, Gas
940951412          29,771.33             Electricity, Water, Sewer                 1                           161          480
940951278          37,485.71                                                                                   131          522
940951280          32,323.23                                                                                   148          559
DBM21804           93,750.00                  Electricity, Gas                                                  11
04-11-055          33,636.36                    Electricity                                                    112          500
DBM20739           47,222.22           Electricity, Gas, Water, Sewer                                           36          607
04-10-018          40,946.06                    Water, Sewer                     124          412
940951413          31,572.28                    Electricity                                                     48          528
04-12-032          44,881.39
DBM22122           61,538.46           Electricity, Gas, Water, Sewer
04-04-136          63,478.66                    Electricity                                                     20          701
04-09-028          54,323.66             Electricity, Water, Sewer
04-10-032          11,995.26                    Electricity                      152          195                4          222
04-08-062           9,803.92             Electricity, Water, Sewer               204          261
04-11-023          12,619.05                                                     147          184
880244809          16,061.38             Electricity, Water, Sewer                                              32          475
04-12-023          32,575.39                  Electricity, Gas                                                  22          773
04-10-103          31,742.13                    Electricity
04-09-035          31,904.76                  Electricity, Gas
04-10-079          31,547.62                                                                                     8          395
880244262          17,600.94                    Electricity                                                      8          405
04-12-054          11,632.65                                                      98          262
04-12-018          26,853.08           Electricity, Water, Sewer, Gas             40          311
04-10-046           2,166.72                      Electric                       144          180
-----------------------------------------------------------------------------------------------------------------------------------



                    2 Bedroom (1)                                 3 Bedroom (1)                           4 Bedroom (1)
Loan                            Avg Rent                                      Avg Rent                               Avg Rent
Number        # Units          per mo. ($)               # Units             per mo. ($)            # Units         per mo. ($)
---------------------------------------------------------------------------------------------------------------------------------
940951446       216                951                      48                  1163
940951393       160                965                      36                  1294
DBM21589        216                868                      36                  1090
940951430       150               1158                      24                  1450
DBM21484         57                778                      10                   781
DBM21484-1       20                838
DBM21484-2       19                683                       4                   794
DBM21484-3        2                900
DBM21484-4        1                826                       2                   907
DBM21484-5        3                840
DBM21484-6       12                790                       4                   706
DBM21568         32                923                      16                  1059
940951462        62                846                      28                  1009
DBM21784        104                695                      72                   834
DBM21698         26                398
940951438        72                696                      48                   813
940951432        72                625
DBM21604         92                753                      18                   818
940951412        72                643
940951278        44                613
940951280        50                626
DBM21804         51                                          1                                         1
04-11-055        64                658
DBM20739         54                725                      18                   850
04-10-018
940951413        85                581                      12                   795
04-12-032        89                682
DBM22122         52                651
04-04-136        28                832
04-09-028        40                630
04-10-032                                                   11                   218
04-08-062
04-11-023
880244809        56                575                      24                   650
04-12-023        24                882
04-10-103        28                605                      16                   705
04-09-035        42                600
04-10-079         8                475                      26                   595
880244262        36                485                      24                   545
04-12-054
04-12-018
04-10-046                                                  272                   339
-----------------------------------------------------------------------------------------------------------------------------------



                          5 Bedroom                              Number
Loan                                  Avg Rent                    of
Number           # Units             per mo. ($)               Elevators
----------------------------------------------------------------------------
940951446
940951393
DBM21589
940951430
DBM21484                                                          6
DBM21484-1                                                        2
DBM21484-2                                                        1
DBM21484-3                                                        1
DBM21484-4                                                        1
DBM21484-5
DBM21484-6                                                        1
DBM21568
940951462
DBM21784
DBM21698
940951438
940951432
DBM21604
940951412
940951278
940951280
DBM21804                                                          2
04-11-055                                                         2
DBM20739
04-10-018
940951413
04-12-032
DBM22122
04-04-136                                                         1
04-09-028
04-10-032
04-08-062
04-11-023
880244809
04-12-023
04-10-103
04-09-035
04-10-079
880244262
04-12-054
04-12-018
04-10-046
----------------------------------------------------------------------------


(1) For MHC loans, unit of measure is single wide, double wide, triple wide, and RV Space.